(U.S. ACCREDITED SUBSCRIBERS ONLY)

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

ARKANOVA ENERGY CORPORATION

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
SHARES

INSTRUCTIONS TO PURCHASER

THIS SUBSCRIPTION FORM is for use by United States accredited investors.

1.	REVIEW the entire subscription form.

2.	COMPLETE the information on page 2 of this Subscription Agreement.

3.	COMPLETE the U.S. Accredited Investor Status Certificate the begins on page 4 to this Subscription Agreement (the “Certificate”).

4.

RETURN this Subscription Agreement together with the subscription proceeds paid by certified cheque or bank draft to Arkanova Energy Corporation at 305 Camp Craft Road, Suite 525, Austin, TX 78746 Attention: Reginald Denny, CFO. The subscription proceeds may also be wired to Arkanova Energy Corporation pursuant to wiring instructions that will be provided to the Subscriber upon request.

5.	All other information must be filled in where appropriate.

This is Page 2 of 13 pages of a subscription agreement and related appendices, schedules and forms. Collectively, these pages together are referred to as the “Subscription Agreement”.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:      Arkanova Energy Corporation (the “Issuer”), of 305 Camp Craft Road, Suite 525, Austin, TX 78746.

Subject and pursuant to the terms set out in the Terms on page 3, the General Provisions on pages 5 to 12, and the other schedules and appendices attached which are hereby incorporated by reference, the undersigned subscriber (“Subscriber”) hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

1,000,000 Common Shares of the Issuer (each, a “Share”)
US$0.10 per Share for a total purchase price of US$100,000

The Subscriber or the Beneficial Purchaser owns, directly or indirectly, the following securities of the Issuer:
______________________________________________________________________________________________
[Check if applicable] The Subscriber or the Beneficial Purchaser is [ ] an insider of the Issuer.

The Subscriber directs the Issuer to issue, register and deliver the certificates representing the Shares as follows:

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS

Pierre Mulacek
Name to appear on certificate	Name and account reference, if applicable

Account reference if applicable	Contact name

Address	Address

Telephone Number

EXECUTED by the Subscriber this day of December, 2012. By executing this Subscription Agreement, the Subscriber certifies that the Subscriber and any beneficial purchaser for whom the Subscriber is acting are resident in the jurisdiction shown as the “Address of Subscriber” or “Address of Beneficial Purchaser”, respectively.
EXECUTION BY SUBSCRIBER:	DETAILS OF BENEFICIAL PURCHASER
X	(IF NOT THE SAME AS SUBSCRIBER)
Signature of individual (if Subscriber is an individual)

Authorized signatory (if Subscriber is not an individual)	Name of Beneficial Purchaser (please print)
Pierre Mulacek
Name of Subscriber (please print)	Address of Beneficial Purchaser (residence)

Name of authorized signatory (please print)	Telephone Number of Beneficial Purchaser

Address of Subscriber	E-mail address of Beneficial Purchaser

Telephone Number of Subscriber	Accepted this day of _______________, 2012
ARKANOVA ENERGY CORPORATION
E-mail address of Subscriber	Per:

Social Security/Tax I.D. No. of Subscriber	Authorized Signatory

By signing this acceptance, the Issuer agrees to be bound by the Terms on pages 3 to 4, the General Provisions on pages 5 to 12, and the other schedules and appendices incorporated by reference. If funds are delivered to the Issuer’s lawyers, they are authorized to immediately release the funds to the Issuer.

TERMS

Reference date of this Subscription Agreement	December ____, 2012 (the “Agreement Date”).

The Offering

The Issuer	Arkanova Energy Corporation (the “Issuer”).

Issue Price	US$0.10 per Share

Offering	There is no minimum or maximum offering.

Selling Jurisdictions	The United States or offshore (the “Selling Jurisdictions”).

Exemptions	The offering will be made in accordance with the following exemptions:

(a)	the Accredited Investor exemption as provided by Regulation D promulgated under the 1933 Act; and

(b)	such other exemptions as may be available the securities laws of the Selling Jurisdictions.

Resale restrictions and legends

The Subscriber acknowledges that any resale of any of the Shares will be subject to resale restrictions contained in the securities legislation applicable to the Subscriber or proposed transferee. The Subscriber acknowledges that none of the Shares have been registered under the 1933 Act or the securities laws of any state of the United States. The Securities may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

The Subscriber acknowledges that the certificates representing the Shares will bear the following legends:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

The Subscriber and any Beneficial Purchaser are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

Closing Date	Payment for, and delivery of the Shares, is scheduled to occur on such date as determined by the Company in its sole discretion (the “Closing Date”).

The Issuer

Jurisdiction of organization	The Issuer is incorporated under the laws of the State of Nevada.

Commissions with Jurisdiction Over the Issuer	The “Commissions with Jurisdiction Over the Issuer” is the SEC.

Securities Legislation Applicable to the Issuer	The “Securities Legislation Applicable to the Issuer” is the 1933 Act (as defined herein), U.S. Securities Exchange Act of 1934.

End of Terms

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

Capitalized terms not specifically defined in this certificate have the meaning ascribed to them in the Subscription Agreement to which this certificate is attached. In this certificate, dollar amounts are stated in U.S. dollars.

The Subscriber hereby represents, warrants and certifies to the Issuer, as an integral part of the attached Subscription Agreement, that he, she or it is and at Closing will be correctly and in all respects described by the category or categories set forth directly next to which the Subscriber has marked below:

[ ]	(1)

a natural person whose individual net worth, or joint net worth with that person’s spouse, at the date of this certificate exceeds $1,000,000, excluding the value of the primary residence of such person(s) and the related amount of indebtedness secured by the primary residence up to its fair market value;

[ ]	(2)

a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

[ ]	(3)

an organization described in Section 501(c)(3) of the Internal Revenue Code (United States), a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

[X]	(4)	a director or executive officer of the Issuer,

[ ]	(5)

a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

[ ]	(6)	an entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Dated December _____, 2012.

X
Signature of individual (if Subscriber is an individual)

Authorized signatory (if Subscriber is not an individual)

Pierre Mulacek
Name of Subscriber (please print)

Name of authorized signatory (please print)

GENERAL PROVISIONS

1.          DEFINITIONS

1.1        In the Subscription Agreement (including the first (cover) page, the Terms on page 3, the General Provisions on pages 5 to 12 and the other schedules and appendices incorporated by reference), the following words have the following meanings unless otherwise indicated:

(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)

“Applicable Legislation” means the Securities Legislation Applicable to the Issuer (as defined on page 3) and all legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions;

(c)

“Beneficial Purchaser” means a person for whom the Subscriber is acting in purchasing the Shares who will be the beneficial owner of the Securities within the meaning attributed to it by Rule 13d-3 adopted by the SEC under the 1934 Act;

(d)	“Closing” means the completion of the sale and purchase of the Shares;

(e)	“Closing Date” has the meaning assigned in the Terms;

(f)

“Commissions” means the Commissions with Jurisdiction over the Issuer (as defined on page 4) and the securities commissions incorporated in the definition of this term in other parts of the Subscription Agreement;

(g)	“General Provisions” means those portions of the Subscription Agreement headed “General Provisions” and contained on pages 5 to 12;

(h)	“Private Placement” means the offering of the Securities on the terms and conditions of this Subscription Agreement;

(i)	“Securities” means the Shares as defined in the Terms;

(j)	“Subscription Agreement” means the first (cover) page, the Terms on page 3, the General Provisions on pages 5 to 12 and the other schedules and appendices incorporated by reference; and

(k)	“Terms” means those portions of the Subscription Agreement headed “Terms” and contained on page 3.

1.2        In the Subscription Agreement, the following terms have the meanings defined in Regulation S of the 1933 Act (“Regulation S”): “Directed Selling Efforts”, “Foreign Issuer”, “Substantial U.S. Market Interest”, “U.S. Person” and “United States”.

1.3        In the Subscription Agreement, unless otherwise specified, currencies are indicated in US dollars.

1.4        In the Subscription Agreement, other words and phrases that are capitalized have the meanings assigned to them in the body hereof.

2.          ACKNOWLEDGEMENTS, REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

2.1        Acknowledgements concerning Offering

The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each Beneficial Purchaser for whom the Subscriber is contracting hereunder) that:

(a)

the Securities have not been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons, except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with Applicable Legislation;

(b)

the Issuer will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c)

the Subscriber and the Subscriber’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the public information which has been filed by the Issuer with the U.S. Securities and Exchange Commission, or any business plan, corporate profile or any other document provided to the Subscriber;

(d)

the books and records of the Issuer are available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Subscriber, the Subscriber’s attorney and/or advisor(s);

(e)	by execution hereof the Subscriber has waived the need for the Issuer to communicate its acceptance of the purchase of the Securities pursuant to this Subscription Agreement;

(f)

the Issuer is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and in the Certificate, and the Subscriber will hold harmless the Issuer from any loss or damage it may suffer as a result of the Subscriber’s failure to correctly complete this Subscription Agreement or the Certificate;

(g)

the Subscriber shall indemnify and hold harmless the Issuer and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein, the Certificate or in any other document furnished by the Subscriber to the Issuer in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Issuer in connection therewith;

(h)

the issuance and sale of the Securities to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Issuer acting reasonably, it is not in the best interests of the Issuer;

(i)

the Subscriber has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions and it is solely responsible (and the Issuer is not in any way responsible) for compliance with applicable resale restrictions;

(j)

the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in shares of common stock of the Issuer on the Financial Industry Regulatory Authority’s OTC Bulletin Board;

(k)	neither the Commissions or similar regulatory authority has reviewed or passed on the merits of the Securities;

(l)	no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;

(m)	there is no government or other insurance covering any of the Securities; and

(n)

this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Issuer, and the Subscriber acknowledges and agrees that the Issuer reserves the right to reject any subscription for any reason.

2.2        Representations by the Subscriber

The Subscriber represents and warrants to (on its own behalf and, if applicable, on behalf of the Beneficial Purchaser from whom the Subscriber is contracting hereunder) the Issuer that, as at the Agreement Date and at the Closing:

(a)	the Subscriber and any Beneficial Purchaser are U.S. Persons;

(b)	the Subscriber has received and carefully read this Subscription Agreement;

(c)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is an entity, it is duly incorporated or organized and validly subsisting under the laws of its jurisdiction of incorporation or organization and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

(d)

the Subscriber understands and acknowledges that the Securities have not been registered under the 1933 Act or any state securities laws and that the sale of the Shares contemplated hereby is being made to a limited number of U.S. Accredited Investors in transactions not requiring registration under the 1933 Act; accordingly the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the 1933 Act;

(e)

the Subscriber acknowledges that the Issuer has not registered the offer and sale to the Subscriber of the Securities under the 1933 Act and the Subscriber acknowledges that there may be substantial restrictions on the transferability of, and that it may not be possible to liquidate its investment readily in, the Shares;

(f)

the Subscriber is a U.S. Accredited Investor and acknowledges that it is acquiring the Shares as an investment for its own account or for the account of a U.S. Accredited Investor as to which it exercises sole investment discretion and not with a view to any resale, distribution or other disposition of the Shares in violation of the federal or state securities laws of the United States and the Subscriber has concurrently executed and delivered the Certificate;

(g)

the Subscriber will only offer, sell or otherwise transfer the Securities pursuant to an effective registration statement under the 1933 Act or pursuant to an exemption from the registration requirements imposed by the 1933 Act and in compliance with applicable state Securities Laws (and, in each case where there is no effective registration statement, only if an opinion of counsel of recognized standing reasonably satisfactory to the Issuer has been provided to the Issuer to that effect, if applicable);

(h)

the Subscriber acknowledges and agrees that the Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the 1933 Act and will remain “restricted securities” notwithstanding any resale within or outside the United States unless the sale is completed pursuant to an effective registration statement under the 1933 Act or is made in compliance with the exemption from registration provided by Rule 144 promulgated under the 1933 Act;

(i)

the Subscriber understands and agrees that there may be material tax consequences to it of an acquisition, holding or disposition of the Securities. The Issuer gives no opinion and makes no representation with respect to the tax consequences under United States, state, local or foreign tax law of the acquisition, holding or disposition of such securities, and the Subscriber acknowledges that it is solely responsible for determining the tax consequences of its investment;

(j)

the Subscriber understands that none of the Shares may be sold or transferred in the United States or to a U.S. Person unless an exemption is available from the registration requirements of the 1933 Act and any other applicable Securities Laws;

(k)

the Subscriber understands that if it decides to offer, sell, pledge or otherwise transfer the Shares, such securities may be offered, sold or otherwise transferred only: (A) to the Issuer; (B) pursuant to an effective registration statement under the 1933 Act, (C) in accordance with Rule 144 under the 1933 Act, if available, and in compliance with applicable state Securities Laws, (D) in accordance with the provisions of Regulation S, if available, or (E) in a transaction that does not otherwise require registration under the 1933 Act or any other applicable Securities Laws and in the case of an offer or sale pursuant to an exemption from the registration requirements of the 1933 Act, the Issuer may require, as a condition of granting its consent, a legal opinion of a firm reasonably acceptable to the Issuer confirming that the sale is not subject to the registration requirements of the 1933 Act;

(l)

the purchase of the Shares has not been made through or as a result of any general solicitation or general advertising (as such terms are defined in Rule 502(c) of Regulation D), any press release, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising and the distribution of the Shares has not been accompanied by any advertisement, including, without limitation, in printed public media, radio, television or telecommunications, including electronic display or as part of a general solicitation

(m)	the Subscriber and any Beneficial Purchaser are aware that an investment in the Issuer is speculative and involves certain risks, including the possible loss of the investment;

(n)

the decision to execute this Subscription Agreement and purchase the Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of any public information which has been filed by the Issuer with the U.S. Securities and Exchange Commission in compliance, or intended compliance, with applicable securities legislation;

(o)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(p)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(q)

the Subscriber and any Beneficial Purchaser have the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Issuer, and the Subscriber is providing evidence of such knowledge and experience in these matters through the information requested in the Certificate;

(r)

the Subscriber understands and agrees that the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Issuer;

(s)

all information contained in the Certificate is complete and accurate and may be relied upon by the Issuer, and the Subscriber will notify the Issuer immediately of any material change in any such information occurring prior to the closing of the purchase of the Securities;

(t)

the Subscriber is not an underwriter of, or dealer in, the shares of common stock of the Issuer, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

(u)

the Subscriber understands and agrees that none of the Securities have been registered under the 1933 Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

(v)

the Subscriber has made an independent examination and investigation of an investment in the Securities and the Issuer and has depended on the advice of its legal and financial advisors and agrees that the Issuer will not be responsible in any way whatsoever for the Subscriber’s decision to invest in the Securities of the Issuer;

(w)

if the Subscriber is acquiring the Securities as a fiduciary or agent for one or more investor accounts, the investor accounts for which the Subscriber acts as a fiduciary or agent satisfy the definition of an “Accredited Investor”, as the term is defined under Regulation D of the 1933 Act;

(x)

if the Subscriber is acquiring the Securities as a fiduciary or agent for one or more investor accounts, the Subscriber has sole investment discretion with respect to each such account, and the Subscriber has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

(y)	the Subscriber (and, if applicable, others for whom it is contracting hereunder) is not:

(i)	a licensed broker or dealer in the United States,

(ii)	an affiliate of a licensed broker or dealer in the United States,

(iii)	acting as an underwriter (as that term is defined in Section 2(11) of the 1933 Act) in respect of the Shares, or

(iv)	an affiliate of any person that is acting as an underwriter (as that term is defined in Section 2(11) of the 1933 Act) in respect of the Shares; and

(z)	no person has made to the Subscriber or any Beneficial Purchaser any written or oral representations:

	(i)	that any person will resell or repurchase any of the Securities;

	(ii)	that any person will refund the purchase price of any of the Securities;

	(iii)	as to the future price or value of any of the Securities; or

(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Issuer on any stock exchange or automated dealer quotation system.

2.3        Reliance, indemnity and notification of changes

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms on page 3, the General Provisions on pages 5 to 12 and the other schedules and appendices incorporated by reference) are made by the Subscriber with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Securities, and the Subscriber hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber set forth in the Subscription Agreement (including the first (cover) page, the Terms on page 3, the General Provisions on pages 5 to 12 and the other schedules and appendices incorporated by reference) which takes place prior to the Closing.

2.4        Survival of representations and warranties

The representations and warranties contained in this Section will survive the Closing.

3.          ACKNOWLEDGEMENT AND WAIVER

The Subscriber has acknowledged that the decision to acquire the Securities was solely made on the basis of publicly available information. The Subscriber hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Subscriber might be entitled in connection with the distribution of any of the Securities.

4.          COLLECTION OF PERSONAL INFORMATION

4.1        The Subscriber acknowledges and consents to the fact that the Issuer is collecting the Subscriber’s personal information for the purpose of fulfilling this Subscription Agreement and completing the offering. The Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) may be disclosed by the Issuer to (a) stock exchanges or securities regulatory authorities, (b) the Issuer’s registrar and transfer agent, and (c) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the offering. By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information (and, if applicable, the personal information of those on whose behalf the Subscriber is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice. Notwithstanding that the Subscriber may be purchasing Securities as agent on behalf of an undisclosed principal, the Subscriber agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Issuer in order to comply with the foregoing.

4.2        Furthermore, the Subscriber is hereby notified that the Issuer may deliver to the SEC certain personal information pertaining to the Subscriber, including such Subscriber’s full name, residential address and telephone number, the number of shares or other securities of the Issuer owned by the Subscriber, the number of Securities purchased by the Subscriber and the total purchase price paid for such Securities, the prospectus exemption relied on by the Issuer and the date of distribution of the Securities.

5.          ISSUER’S ACCEPTANCE

The Subscription Agreement, when executed by the Subscriber, and delivered to the Issuer, will constitute a subscription for the Shares which will not be binding on the Issuer until accepted by the Issuer by executing the Subscription Agreement in the space provided on the face page(s) of the Subscription Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Subscriber, the Subscription Agreement will be entered into on the date of such execution by the Issuer.

6.          CLOSING

6.1        On or before the end of the business day before the Closing Date, the Subscriber shall deliver to the Issuer or the Issuer’s lawyers the Subscription Agreement and all applicable schedules and required forms, duly executed, and wire payment in full for the total price of the Shares to be purchased by the Subscriber to the Issuer’s lawyers pursuant to the wiring instruction provided by the Issuer or the Issuer’s lawyers. After the funds are delivered to the Issuer’s lawyers, those lawyers are authorized to immediately release the funds to the Issuer.

6.2        At Closing, the Issuer will deliver to the Subscriber the certificates representing the Shares purchased by the Subscriber registered in the name of the Subscriber or its nominee, or as directed by the Subscriber.

6.3        Where the funds for the purchase of the Shares are delivered to the Issuer’s lawyers, the Issuer is entitled to treat such funds as an interest free loan to the Issuer until such time as the subscription for the Shares is accepted and the certificates representing the Shares have been issued to the Subscriber.

7.          LEGENDS

7.1        The Subscriber acknowledges that, in addition to the other legends that may be required by Securities Laws, the certificates representing the Shares will bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.”

8.          MISCELLANEOUS

8.1        The Subscriber agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by the Subscription Agreement.

8.2        The Subscriber hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Subscriber and delivered to the Issuer in connection with the Offering.

8.3        The Issuer will be entitled to rely on delivery by facsimile machine or e-mail of an executed copy of this Subscription Agreement, and acceptance by the Issuer of such facsimile or e-mail copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms hereof. If less than a complete copy of this Subscription Agreement is delivered to the Issuer at Closing, the Issuer and its counsel are entitled to assume that the Subscriber accepts and agrees to all of the terms and conditions of the pages not delivered at Closing unaltered. This Subscription Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same Subscription Agreement.

8.4        Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer’s having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer considers necessary.

8.5        This Subscription Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Subscription Agreement.

8.6        Time is of the essence of this Subscription Agreement.

8.7        Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

8.8        The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

8.9        This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

8.10      A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 1.

8.11      This Subscription Agreement is to be read with all changes in gender or number as required by the context.

8.12      This Subscription Agreement will be governed by and construed in accordance with the internal laws of State of Nevada (without reference to its rules governing the choice or conflict of laws).

End of General Provisions

End of Subscription Agreement